UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner,	Suite 500,	77063
Houston,	Texas
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, Whitestone REIT (the “Company”) received by email a resignation letter (the “Resignation Letter”) from James Mastandrea, a member of the Company’s Board of Trustees (“the Board”), pursuant to which Mr. Mastandrea resigned as a member of the Board, effective immediately.
On April 27, 2022, the Company received by email a response letter (the “Response Letter”) from Mr. Mastandrea.
As previously disclosed, on January 18, 2022, Mr. Mastandrea was terminated, with cause, from his position as Chief Executive Officer of the Company and, following his termination as Chief Executive officer, was also removed as Chairman of Board.
The Company believes that the matters described in the Resignation Letter and the Response Letter are inaccurate and mischaracterized, and that each of the allegations and assertions set forth therein are without merit. Mr. Mastandrea’s signature was not required on the form 10-K referenced in his letter and the signature page does not contain his signature as indicated by the lack of “/s” beside his name. The form 10K was executed by a majority of the Board of Trustees, as required. Mr. Mastandrea previously executed a Power of Attorney on January 7, 2009, appointing David K. Holeman as his attorney-in-fact to execute Forms 3, 4 and 5 on his behalf.
A copy of the Resignation Letter and the Response Letter are attached as Exhibit 17.1 and Exhibit 17.2 to this Current Report and are incorporated herein by this reference. Pursuant to the requirements set forth in Item 5.02 of Form 8-K, the Company has provided Mr. Mastandrea with a copy of this Form 8-K/A concurrent with its filing with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

17.1*	Resignation Letter from James Mastandrea
17.2	Response Letter from James Mastandrea

* Previously Filed

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	April 29, 2022	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Executive Officer